UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2005 (May 6, 2005)

IASIS HEALTHCARE LLC

(Exact name of registrant as specified in its charter)

Delaware	333-117362	20-1150104
(State or other jurisdiction of	(Commission	(IRS. Employer
incorporation)	File Number)	Identification No.)

117 Seaboard Lane, Building E
Franklin, Tennessee	37067
(Address of principal executive offices)	(Zip Code)

(615) 844-2747
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement

     On May 6, 2005, Mesa General Hospital, L.P., a wholly-owned subsidiary of IASIS Healthcare LLC, entered into an amendment to an existing lease agreement with Sierra Equities, Inc. (the “Lease Amendment”). The Lease Amendment extends the term of the lease, which was scheduled to expire July 31, 2006, to July 31, 2008.

     The summary of the foregoing transaction is qualified in its entirety by reference to the text of the Lease Amendment, which is included as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

10.1	Letter Agreement, effective May 6, 2005, amending Lease by and between Sierra Equities, Inc. and Mesa General Hospital, L.P.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IASIS HEALTHCARE LLC
By:	/s/ W. Carl Whitmer
W. Carl Whitmer
Chief Financial Officer

Date: May 12, 2005

EXHIBIT INDEX

10.1	Letter Agreement, effective May 6, 2005, amending Lease by and between Sierra Equities, Inc. and Mesa General Hospital, L.P.